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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         WHEREAS, OGE ENERGY CORP., an Oklahoma corporation (herein referred to as the "Company") is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the issuance and sale of up to $210 million principal amount of its subordinated debt securities and guarantees; and

         WHEREAS, each of the undersigned holds the office or offices in the Company herein below set forth opposite his or her name, respectively.

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints James R. Hatfield and Steven E. Moore and each of them individually, his or her attorney, with full power to act for him or her and in his or her name, place and stead, to sign his or her name in the capacity or capacities set forth below to the Form S-3 Registration Statement relating to the issuance and sale of up to $210 million principal amount of the Company's subordinated debt securities and guarantees and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 15th day of September, 1999.



Steven E. Moore, Director and Principal
     Executive Officer                          /s/  Steven E. Moore
                                                -------------------------------


Herbert H. Champlin, Director                   /s/  Herbert H. Champlin
                                                -------------------------------


Luke R. Corbett, Director                       /s/  Luke R. Corbett
                                                -------------------------------


William E. Durrett, Director                    /s/  William E. Durrett
                                                -------------------------------


Martha W. Griffin, Director                     /s/  Martha W. Griffin
                                                -------------------------------


Hugh L. Hembree, III, Director                  /s/  Hugh L. Hembree, III
                                                -------------------------------


Robert Kelley, Director                         /s/  Robert Kelley
                                                -------------------------------


Bill Swisher, Director                          /s/  Bill Swisher
                                                -------------------------------


Ronald H. White, M.D., Director                 /s/  Ronald H. White
                                                -------------------------------


James R. Hatfield, Principal Financial Officer  /s/  James R. Hatfield
                                                -------------------------------


Donald R. Rowlett, Principal Accounting
   Officer                                      /s/  Donald R. Rowlett
                                                -------------------------------